Hawaiian Tax-Free Trust

(The “Trust”)

Supplement dated March 26, 2026 to the Trust’s Prospectus, Summary Prospectus and Statement of
Additional Information (“SAI”) dated July 29, 2025

The information in this Supplement updates and amends certain information contained in the Prospectus, Summary Prospectus and SAI for the Trust and should be read in conjunction with such Prospectus, Summary Prospectus, and SAI.

Changes to the Trust’s Portfolio Management Team

Effective March 26, 2026, Skylar Kieschnick became a portfolio manager of the Trust and Roman Mahi is no longer assistant portfolio manager of the Trust.

1.	The section of the Prospectus entitled “Portfolio Manager” on page 6 of the Prospectus and page 7 of the Summary Prospectus are hereby amended by deleting the heading and related disclosure in their entirety and inserting the following:

Portfolio Managers – Mr. Reid Smith, CFA, Vice President and Director of Fixed Income at Bank of Hawaii (“BOH”), and Mr. Skylar Kieschnick, Vice President and Senior Portfolio Manager at BOH, serve as co-portfolio managers of the Trust. Mr. Smith has served as a portfolio manager of the Trust since 2021 and brings over 30 years of experience in the investment industry. Mr. Skylar Kieschnick has served as a portfolio manager of the Trust since March 2026 and brings over 15 years of experience in the investment industry. Mr. Kieschnick holds a Bachelor of Business Administration from Southwest Texas State University and a Master of Science in Finance for the University of Texas in San Antonio.

2.	The section of the Prospectus entitled “Information about the Adviser” on page 15 of the Prospectus is hereby amended to remove all references to Roman Mahi and add the following information for Skylar Kieschnick:

Mr. Skylar Kieschnick serves as a portfolio manager of the Trust. He is a Vice President and Senior Portfolio Manager at BOH. Mr. Kieschnick has managed the Trust since March 2026. Mr. Kieschnick has over 15 years of financial industry experience with a focus on investment management and interest rate risk. Mr. Kieschnick currently serves as Vice President and Senior Portfolio Manager on the Fixed Income Team at BOH since 2022, and was Assistant Vice President, Treasury Analytics Senior Analyst in 2021. He started his financial industry career in Texas where he worked in various capacities for FinSer Capital, Alliance Bernstein, and USAA. He holds a Bachelor of Business Administration from Southwest Texas State University and a Master of Science in Finance for the University of Texas in San Antonio.

The Trust’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Trust shares.

In addition, the SAI is revised as follows:

3.	The Section titled “Additional Information About the Portfolio Management Team” beginning on Page 18 of the SAI is hereby deleted in its entirety and replaced with the following:

Additional Information About the Portfolio Management Team

Mr. Reid Smith and Mr. Skylar Kieschnick are jointly responsible for the day-to-day management of the Trust. The portfolio managers also manage two other tax free mutual funds with total aggregate assets of approximately $276 million. These bond funds are managed with similar strategies and objectives; however, the duration targets may differ depending on client needs and they are, therefore, managed to differing benchmark indices. The portfolio managers do not manage any pooled investment vehicles.

In addition, the portfolio managers manage 130 other client accounts with aggregate assets of approximately $3.1 billion as investment managers for BOH, but not under the Asset Management Group. The compensation paid by these clients varies, based on the type of account and services provided, and, in some situations, it is individually negotiated. Generally, compensation by these clients and the funds is computed as a percentage of assets under management. No account or fund has performance-based fees. There are in general no situations where the Trust’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of Hawaii-issued bonds hinders the execution of the Trust’s investment program - a factor that affects all accounts sharing the same investment strategy. In such situations, the Investment Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocations, its Code of Ethics and applicable compliance procedures.

Mr. Smith and Mr. Kieschnick are employed and compensated by BOH, and not the Trust. Under BOH’s compensation program, each portfolio manager’s incentive compensation is based on a number of factors, including fund and account performance measured against appropriate benchmarks selected by the fund(s) or by BOH’s management in the case of separate accounts. This compensation program is intended to align each portfolio manager’s level of expertise relative to the success of those funds and accounts. BOH’s overall compensation program is also designed to attract and retain highly qualified investment management professionals and to motivate individuals to create shareholder value.

For the portion of the incentive bonus related to portfolio performance, two measures are used: 1) performance of the portfolio relative to the benchmark index, and 2) performance of the portfolio relative to a peer group of similarly managed funds. The percentage payout calculations are scaled such that if performance is at or below a minimum threshold (i.e. below the benchmark or peer group median), no bonus for performance will be paid, if slightly above, a small percentage is paid and if well above, the maximum percentage can be paid.

Like all employees of BOH, each portfolio manager is eligible to participate in BOH’s Retirement Savings Plan. Under the Plan, various types of contributions are made to employees by BOH including value (profit) sharing, BOH match (which is linked to a participant’s 401(k) savings contributions) and BOH fixed contribution. If a portfolio manager is a certain grade level or higher, he or she is also eligible to participate in a restricted share program where awards may be granted to employees whose responsibilities place them in a position to make a substantial contribution to the financial success of BOH. This component of the compensation program is intended to be internally equitable and serve to reduce potential conflicts of interest between the Trust and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the portfolio managers is the same as the compensation structure of the Trust

Currently, (1) neither Mr. Smith nor his immediate family owns shares of the Trust; and (2) neither Mr. Kieschnick nor his immediate family owns shares of the Trust.

Address Update

Effective April 19, 2026, the overnight mail delivery address for corresponding or transacting with the Trust is changing. All references in the Trust’s Prospectus and Summary Prospectus to Overnight Carrier Deliveries are deleted in their entirety and replaced with the following:

●	Overnight Carrier Deliveries: Hawaiian Tax-Free Trust, Attention 534428, 1350 Penn Avenue, Suite 102, Pittsburgh, PA 15222

Please retain this supplement for future reference.

AQL-PROSUP-0326

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